UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2026
Teads Holding Co.
(Exact name of registrant as specified in its charter)

Delaware	001-40643	20-5391629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 West 19th Street
New York, NY 10011
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (646) 867-0149

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TEAD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 11, 2026, Teads Holding Co. (the “Company”) received written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with Nasdaq Listing Rule 5450(a)(1), as the closing bid price of the Company’s common stock has been below the required minimum of $1.00 per share (the “Minimum Bid Price Requirement”) for 30 consecutive business days.
The Notice has no immediate effect on the listing or trading of the Company’s common stock, which continues to trade on The Nasdaq Global Select Market under the symbol “TEAD”. The Notice also does not affect the Company’s ongoing business operations or its reporting requirements with the Securities and Exchange Commission.
Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial period of 180 calendar days, or until February 8, 2027 (the “Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. The Company intends to continue monitoring the bid price of its common stock and will consider available options to regain compliance with the Minimum Bid Price Requirement, including, if necessary, effecting a reverse stock split at a ratio within the range previously approved by the Company’s stockholders. To regain compliance, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for a minimum of ten consecutive business days at any time prior to the Compliance Date, unless the Nasdaq Staff exercises its discretion to extend this ten business day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).
In the event that the Company does not regain compliance with the Minimum Bid Price Requirement by the Compliance Date, the Company may be eligible for an additional 180-calendar day compliance period if it elects to transfer to The Nasdaq Capital Market to take advantage of the additional compliance period offered on that market. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other applicable initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement. The Company would also need to provide written notice of its intention to cure the bid price deficiency during the second compliance period by effecting a reverse stock split, if necessary.
There can be no assurance that the Company will be able to regain compliance with Nasdaq Listing Rule 5450(a)(1) or will otherwise be in compliance with other Nasdaq listing requirements. In the event the Company fails to regain compliance or is not permitted to transfer to The Nasdaq Capital Market before the initial compliance period expires, the Company will receive written notification from Nasdaq that its common stock is subject to delisting. If the Company were to receive such a notification, the Company could appeal Nasdaq’s determination to delist its common stock, but there can be no assurance that Nasdaq would grant the Company’s request for continued listing.
Forward-Looking Statements.
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements may include, without limitation, statements related to the Company’s ability to regain compliance with Nasdaq listing requirements, the potential for an additional compliance period, and the Company’s ability to appeal any delisting determination to Nasdaq. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “guidance,” “outlook,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “foresee,” “potential” or “continue” or the negative of these terms or other similar expressions that concern the Company’s expectations, strategy, plans or intentions or are not statements of historical fact.
The Company has based these forward-looking statements largely on the Company’s expectations and projections regarding future events and trends that the Company believes may affect its business, financial condition, and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors including, but not limited to: the Company’s ability to regain compliance with the Minimum Bid Price Requirement within the applicable grace periods; whether the Company will meet Nasdaq's compliance standards; whether Nasdaq will grant the Company any relief from delisting; the potential for Nasdaq to delist the Company’s common stock, which could negatively impact the market price and liquidity of the common stock; and the other important risks described in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filed for the year ended December 31, 2025, and the Company’s Quarterly Reports on Form 10-Q filed for the quarters ended March 31, 2026 and June 30, 2026, each filed with the Securities and Exchange Commission (the “SEC”), which are available on the Company’s website at https://investors.teads.com/ and on the SEC’s website at www.sec.gov.
Accordingly, you should not rely upon forward-looking statements as an indication of future performance. The Company cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or will occur, and actual results, events, or circumstances could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. The Company undertakes no obligation and does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TEADS HOLDING CO.
Date: August 14, 2026	By:	/s/ David Kostman
Name: David Kostman
Title: Chief Executive Officer

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